                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       VANGUARD STAR FUND--STAR PORTFOLIO

1.AVERAGE ANNUAL TOTAL RETURN (As of December 31, 1996)

   P (1 + T)n = ERV

 Where:        P =a hypothetical initial payment of $1,000

               T =average annual total return

               N =number of years

             ERV =ending redeemable value at the end of the period

 EXAMPLE:

  ONE YEAR
  --------
         P=      $1,000
         T=      16.11%
         N=      1
       ERV=      $1,161.11
  FIVE YEAR
  ---------
         P=      $1,000
         T=      12.80%
         N=      5
       ERV=      $1,826.35
  TEN YEAR
  ---------
         P=      $1,000
         T=      12.13%
         N=      10
       ERV=      $3,142.48

--------

2.YIELD (30 Days Ended December 31, 1996)

                a-b
                ---
    Yield = 2[(+ 1)/6/-1]
                c X d

 Where:        a = dividends and interest paid during the period

               b = expense dollars during the period (net of reimbursements)

               c = the average daily number of shares outstanding during the period

               d = the maximum offering price per share on the last day of the period

 Example:
               a = $17,890,921.49
               b = $0.00

               c = 349,537,376.528

               d = $16.01

            Yield = 3.87%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                      VANGUARD STAR FUND--INCOME PORTFOLIO

1.AVERAGE ANNUAL TOTAL RETURN (As of December 31, 1996)

   P (1 + T)n = ERV

 Where:        P =a hypothetical initial payment of $1,000

               T =average annual total return

               N =number of years

             ERV =ending redeemable value at the end of the period

 EXAMPLE:

  ONE YEAR
  --------
         P=     $1,000
         T=     7.65%
         N=     1
       ERV=     $1,076.49
  FIVE YEAR
  ---------
         P=     $1,000
         T=     13.37%
         N=     *
       ERV=     $1,326.62*

--------
 * Since the Portfolio's inception on September 30, 1994.

2.YIELD (30 Days Ended December 31, 1996)

                a-b
                ---
    Yield = 2[( + 1)/6/ - 1]
                c X d

 Where:        a = dividends and interest paid during the period

               b = expense dollars during the period (net of reimbursements)

               c = the average daily number of shares outstanding during the period

               d = the maximum offering price per share on the last day of the period

 Example:
               a = $732,933.98
               b = $0.00

               c = 12,544,879.929

               d = $11.64

            Yield = 6.10%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
               VANGUARD STAR FUND--CONSERVATIVE GROWTH PORTFOLIO

1.AVERAGE ANNUAL TOTAL RETURN (As of December 31, 1996)

   P (1 + T)n = ERV

 Where:        P =a hypothetical initial payment of $1,000

               T =average annual total return

               N =number of years

             ERV =ending redeemable value at the end of the period

 EXAMPLE:

  ONE YEAR
  --------
       P=        $1,000
       T=        10.36%
       N=        1
     ERV=        $1,103.56
  FIVE YEAR
  ---------
       P=        $1,000
       T=        15.14%
       N=        *
     ERV=        $1,373.58

--------
 * Since the Portfolio's inception on September 30, 1994.

2.YIELD (30 Days Ended December 31, 1996)

                a -- b
                ---
    Yield = 2[( + 1)/6/ - 1]
                c x d

 Where:        a = dividends and interest paid during the period

               b = expense dollars during the period (net of reimbursements)

               c = the average daily number of shares outstanding during the period

               d = the maximum offering price per share on the last day of the period

 Example:
               a = $1,827,725.47
               b = $0.00

               c = 36,377,245.513

               d = $12.23

            Yield = 4.98%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                 VANGUARD STAR FUND--MODERATE GROWTH PORTFOLIO

1.AVERAGE ANNUAL TOTAL RETURN (As of December 31, 1996)

   P (1 + T)n = ERV

 Where:        P =a hypothetical initial payment of $1,000

               T =average annual total return

               N =number of years

             ERV =ending redeemable value at the end of the period

 EXAMPLE:

  ONE YEAR
  --------
       P=         $1,000
       T=         12.71%
       N=         1
     ERV=         $1,127.10
  FIVE YEAR
  ---------
       P=         $1,000
       T=         17.28%
       N=         *
     ERV=         $1,431.96

--------
 * Since the Portfolio's inception on September 30, 1994.

2.YIELD (30 Days Ended December 31, 1996)

                a -- b
                ---
    Yield = 2[( + 1)/6/ - 1]
                c x d

 Where:        a = dividends and interest paid during the period

               b = expense dollars during the period (net of reimbursements)

               c = the average daily number of shares outstanding during the period

               d = the maximum offering price per share on the last day of the period

 Example:
               a = $2,167,998.03
               b = $0.00

               c = 49,916,202.403

               d = $13.09

            Yield = 4.02%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                      VANGUARD STAR FUND--GROWTH PORTFOLIO

1.AVERAGE ANNUAL TOTAL RETURN (As of December 31, 1996)

   P (1 + T)n = ERV

 Where:        P =a hypothetical initial payment of $1,000

               T =average annual total return

               N =number of years

             ERV =ending redeemable value at the end of the period

 EXAMPLE:

  ONE YEAR
  --------
       P=        $1,000
       T=        15.41%
       N=        1
     ERV=        $1,154.11
  FIVE YEAR
  ---------
       P=        $1,000
       T=        19.37%
       N=        *
     ERV=        $1,490.05

--------
 * Since the Portfolio's inception on September 30, 1994.

2.YIELD (30 Days Ended December 31, 1996)

                a -- b
                ---
    Yield = 2[( + 1)/6/ - 1]
                c x d

 Where:        a = dividends and interest paid during the period

               b = expense dollars during the period (net of reimbursements)

               c = the average daily number of shares outstanding during the period

               d = the maximum offering price per share on the last day of the period

 Example:
               a = $1,461,525.22
               b = $0.00

               c = 43,856,074.217

               d = $13.80

            Yield = 2.92%